UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 28, 2016 (November 23, 2016)

Wyndham Worldwide Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	1-32876	20-0052541
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

22 Sylvan Way Parsippany, NJ	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (973) 753-6000

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 28, 2016, Wyndham Worldwide Corporation (Company) announced that it has mutually agreed with Franz Hanning that he is resigning as head of the Company’s timeshare business unit. Mr. Hanning will continue to be employed by the Company to assist with an orderly transition of his responsibilities until March 1, 2017.

Effective with the termination of his employment, Mr. Hanning will receive severance benefits consistent with the provisions regarding separation from employment without cause contained in his employment agreement with the Company, dated November 19, 2009, as subsequently amended, and described in the Company’s 2016 Proxy Statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WYNDHAM WORLDWIDE CORPORATION

Date: November 28, 2016	By:	/s/ Nicola Rossi
Nicola Rossi
Chief Accounting Officer